Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.













                           Fiber Optic Lease Agreement

                                     between

                                  FiveCom, Inc.

                                       and

                            NEES Communications, Inc.

                                  July 2, 1998

                           Fiber Optic Lease Agreement
                                Table of Contents

1.       PREAMBLE.................................................................................................1
2.       BACKGROUND...............................................................................................1
3.       DEFINITIONS..............................................................................................3
4.       FIVECOM FIBERS...........................................................................................5
                  4.1      Content and Route......................................................................5
                  4.2      Specifications, Codes and Spaces.......................................................6
                  4.3      Access to Non-Parties and Non-Party Connections........................................6
                           (a)      Connections...................................................................6
                           (b)      Responsibility for Connections................................................6
                  4.4      Vendors................................................................................7
                  4.5      FiveCom Facilities and Equipment.......................................................7
                  4.6      Marketing and Sales....................................................................7
5.       SCHEDULE.................................................................................................7
                  5.1      Completion Date........................................................................7
                  5.2      Penalty for Late Delivery..............................................................7
                  5.3      Testing................................................................................7
                  5.4      Review of the Test Results.............................................................8
                  5.5      Completion of Remaining Fibers.........................................................8
6.       DELIVERABLES.............................................................................................8
                  6.1      Description............................................................................8
                  6.2      Delivery Times.........................................................................8
7.       HABENDUM AND TERM........................................................................................9
                  7.1      Term...................................................................................9
                  7.2      Leasehold..............................................................................9
                  7.3      Fiber Optic Facilities.  ..............................................................9
                  7.4      Nonexclusivity.........................................................................9
                  7.5      Right Subject to Utility Agreement.  ..................................................9
8.       LEASE PAYMENTS..........................................................................................10
                  8.1      Base Fiber Payments...................................................................10
                  8.2      Revenue Sharing Payments..............................................................10
                  8.3      Location Fee..........................................................................12
                  8.4      When Due..............................................................................12
9.       MAINTENANCE AND REPAIR..................................................................................12
                  9.1      NEES Com's Obligation.................................................................12
                  9.2      Maintenance.  ........................................................................12
                           (a)      Emergency Maintenance........................................................12
                           (b)      Routine Maintenance..........................................................13
                           (c)      Notice.......................................................................13

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                  9.3      Replacement Fiber.....................................................................13
                           (a)      Initial Term [**]............................................................13
                           (b)      Initial Term [**]............................................................13
                           (c)      After Initial Term or Expansion of Cable.....................................14
10.      COVENANTS; REPRESENTATIONS..............................................................................14
                  10.1     NEES Com's Covenants..................................................................14
                  10.2     NEES Com Representations..............................................................14
                  10.3     FiveCom Representations...............................................................15
11.      OWNERSHIP AND TAXES.....................................................................................15
                  11.1     Title.................................................................................15
                  11.2     Income Taxes..........................................................................15
                  11.3     Tax Accounting; Reporting of Income Taxes.............................................15
                  11.4     Sales Taxes...........................................................................16
                  11.5     Franchise, Property and Other Taxes or Fees...........................................17
                  11.6     Levy..................................................................................17
                  11.7     Reversion.............................................................................17
12.      LIMITATION ON LIABILITY.................................................................................18
                  12.1     Exclusion of Certain Types of Damages.................................................18
                  12.2     Limitation on NEES Com Damages........................................................18
                  12.3     Limitation on FiveCom Damages.........................................................19
                  12.4     No Limitation on Third-Party Actions..................................................19
13.      INDEMNIFICATION.........................................................................................19
                  13.1     By NEES Com...........................................................................19
                  13.2     By FiveCom............................................................................20
                  13.3     Indemnity Obligation..................................................................21
14.      FORCE MAJEURE...........................................................................................21
                  14.1     Force Majeure Events..................................................................21
                  14.2     Abatement of Force Majeure............................................................21
                  14.3     Suspension Pending Force Majeure......................................................21
                  14.4     Labor Disputes........................................................................22
15.      GOVERNMENT APPROVALS, PERMITS AND CONSENTS..............................................................22
                  15.1     FiveCom Obligations...................................................................22
                  15.2     NEES Com's Obligations................................................................23
16.      RELOCATION..............................................................................................23
                  16.1     Relocation for Non-Parties............................................................23
                  16.2     Relocation for FiveCom................................................................24
                  16.3     Return of Removed Material............................................................24


17.      EARLY TERMINATION.......................................................................................24
                  17.1     Early Termination of Agreement........................................................24
                  17.2     Termination of a Portion of the Route.................................................25
                  17.3     Alternate Capacity or Facilities......................................................26
                  17.4     Effect of Termination.................................................................26
18.      CONDEMNATION............................................................................................26
                  18.1     Condemnation of FiveCom Fibers........................................................26
                  18.2     Condemnation of Other Portions of the FiveCom Network.................................27
                  18.3     Notice; No Sale.......................................................................27
19.      RELATED AGREEMENTS......................................................................................27
                  19.1     BecoCom/FiveCom Agreement.............................................................27
                  19.2     Initial Unavailability................................................................27
                  19.3     Subsequent Unavailability.............................................................28
20.      PROPRIETARY INFORMATION.................................................................................28
                  20.1     Obligation to Maintain as Confidential................................................28
                  20.2     Obligations Concerning Proprietary Information........................................28
                           (a)      General Restrictions.........................................................28
                           (b)      Additional Marking Requirements..............................................29
                           (c)      Exceptions...................................................................29
                           (d)      Disclosures..................................................................30
21.      DEFAULT.................................................................................................30
                  21.1     By FiveCom............................................................................30
                  21.2     By NEES Com...........................................................................30
22.      NOTICES.................................................................................................31
                  22.1     Addresses.............................................................................31
                  22.2     Means.................................................................................32
                  22.3     Informal Communications...............................................................32
23.      DISPUTE RESOLUTION......................................................................................32
24.      LIENS...................................................................................................33
                  24.1     Future Liens..........................................................................33
                  24.2     Existing Liens........................................................................34
25.      INSURANCE...............................................................................................34
26.      ASSIGNMENT..............................................................................................35
                  26.1     No Assignment.........................................................................35
                  26.2     Right to Pledge Agreement and Transfer Property.......................................35
                  26.3     Agreement Binding; Assignees..........................................................35


27.      MISCELLANEOUS...........................................................................................35
                  27.1     Headings..............................................................................35
                  27.2     No Third Party Beneficiaries..........................................................35
                  27.3     Amendments; Waivers...................................................................36
                  27.4     Entire Agreement......................................................................36
                  27.5     No Joint Venture......................................................................36
                  27.6     Governing Law.........................................................................36
                  27.7     Survival..............................................................................36
                  27.8     Publicity.............................................................................36

EXHIBITS
         Exhibit 2                  Route
         Exhibit 4.1                Preliminary Route/Engineering Diagram
         Exhibit 4.2                Leased Fiber Specifications
         Exhibit 4.3(a)             Connection/Demarcation Points
         Exhibit 5.3                Acceptance Test Plan
         Exhibit 6.1                NEES Com Deliverables
         Exhibit 8.2                Annual Report
         Exhibit 9.2(a)             Emergency Maintenance Standards
         Exhibit 9.2(b)             Routine Maintenance Standards
         Exhibit 16.2               Request for Relocation
         Exhibit 20.2               Form Notice of Lease
         Exhibit 22.3               Contact List

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                           FIBER OPTIC LEASE AGREEMENT


1. PREAMBLE. Effective July 2, 1998, NEES Communications, Inc. ("NEES Com") and FiveCom, Inc. ("FiveCom") (collectively "Parties," singularly "Party") agree as follows:

2. BACKGROUND. FiveCom has or is developing a fiber optic system from Hudson, NH to Maine and from Hudson, NH to Massachusetts, Connecticut and New York ("FiveCom System"). To the FiveCom System, FiveCom wishes to add a fiber optic network ("FiveCom Network") from Hudson, NH to Boston and Cambridge [**] to a FiveCom Point of Presence ("POP") to be built at [**]. The [**]. FiveCom, NEES Com, and BecoCom, Inc. ("BecoCom") wish jointly to build their respective portions of this network under the terms of separate agreements between FiveCom and NEES Com and between FiveCom and BecoCom. The purpose of the FiveCom Network is to provide telecommunications capacity between Hudson, NH and the Boston metropolitan area.

The FiveCom Network is described as follows. [**], is to be installed from the [**] through [**], an underground fiber optic cable, consisting of [**] single mode fibers, is to be installed. From the FiveCom POP at [**] an underground fiber optic cable, consisting of [**], is to be installed connecting the [**] carrier POPs described above, and returning to the [**]. Exhibit 2 depicts the FiveCom Network.

FiveCom, NEES Com, and BecoCom are each responsible for constructing a portion of this network. These portions are defined by the following demarcation points:

         FiveCom - NEES Com Demarcation Point: This is defined as the splice box to be located on the [**].

         NEES Com - BecoCom Demarcation Point: This is defined as a mid-span point located above the town line between Burlington (Beco service territory) and Billerica (NEP service territory). This demarcation occurs between Transmission Line [**]. Because this demarcation point is mid-span, joint or closely coordinated construction of the NEES Com and BecoCom [**] facilities must occur.

         FiveCom - BecoCom Demarcation Points: The "FiveCom - BecoCom Demarcation Point 'A'" is defined as a mutually acceptable location along the Cambridge-Somerville city line, depending upon the exact route taken for the fiber optic cable installed between the FiveCom [**]. The "FiveCom - BecoCom Demarcation Point 'B'" is defined as a mutually acceptable location along the Cambridge-Boston city line, depending upon the exact route taken for the fiber optic cable installed between [**].

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          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.

There will be additional demarcation points at the [**] carrier locations specified above. At each location, the demarcation point is defined as a splice box or patch panel installed in a mutually acceptable manner. If approval of the building owner is required, FiveCom shall be responsible for securing any necessary co-location rights.

Having established the demarcation points, each Party's portion of the network can be described as follows:

         NEES Com Portion: A [**] fiber optic cable between the FiveCom - NEES Com Demarcation Point and the NEES Com - BecoCom Demarcation Point.

         BecoCom Portion: (a) A [**] fiber optic cable between the NEES Com - BecoCom Demarcation Point and the Demarcation Point at the FiveCom POP, plus (b) a [**] fiber optic cable from the Demarcation Point at the FiveCom POP to the FiveCom - BecoCom Demarcation Point "A," plus (c) a [**] fiber optic cable from the Demarcation Point at the FiveCom POP to the Demarcation Point at [**] to FiveCom - BecoCom Demarcation Point "B."

         FiveCom Portion: The initial optronics component of the FiveCom Portion is intended to be sufficient to operate (a) [**], or equivalent, between [**], and (b) [**], or equivalent, connecting the [**] carrier locations described above. FiveCom shall use its best commercial efforts install this optronic equipment within [**] after the Completion Date, and shall have some discretion to modify this optronic equipment to adjust to business conditions, but shall not eliminate or forgo a substantial portion of its capital investment responsibilities to install optronic equipment without the approval of NEES Com. FiveCom may install additional optronic equipment at its option. The non-optronic component of the FiveCom Portion shall consist of (a) a [**] fiber optic [**] from the [**] to the FiveCom - NEES Com Demarcation Point, plus (b) a [**] fiber optic cable from the FiveCom - BecoCom Demarcation Point "A" to [**] to the FiveCom - BecoCom Demarcation Point "B" plus (c) any necessary wiring on the Non-Network Side of the applicable demarcation points described above.

This Agreement shall govern the construction and use of the NEES Com Portion of the FiveCom Network.

3.       DEFINITIONS.

         Acceptance Test Plan or ATP - see Section 5.3

         Affiliate - see Section 7.4

         Arbitration Act - see Section 23.3

         Arbitration Notice - see Section 23.3

         Arbitration Panel - see Section 23.3

         Award - see Section 23.3

         Beco - see Section 2

         BecoCom - see Section 2

         BecoCom/FiveCom Agreement - see Section 19.1

         BecoCom Portion - see Section 2

         Cable - see Section 4.1

         Cable Accessories - see  Section 4.1

         Completion Date - see Section 5

         Connections - see Section 4.3

         Default - see Section 21

         Deliverables - see Section 6

         Disclosing Party - see Section 20.1

         FiveCom - see Section 1

         FiveCom - BecoCom Demarcation Points - see Section 2

         FiveCom - BecoCom Demarcation Point "A" - see Section 2

         FiveCom - BecoCom Demarcation Point "B" - see Section 2

         FiveCom Fibers - see Section 4.1

         FiveCom Indemnified Parties - see Section 13

         FiveCom - NEES Com Demarcation Point - see Section 2

         FiveCom Network - see Section 2

         FiveCom Portion - see Section 2

         FiveCom Replacement Fiber - see Section 9.3(b)

         Force Majeure Event - see Section 14.1

         Initial Term - see Section 7.1

         NEES Com - BecoCom Demarcation Point - see Section 2

         NEES Com - see Section 1

         NEES Com Indemnified Parties - see Section 13

         NEES Com Portion - see Section 2

         NEP - see Section 2

         NEP Fibers - see Section 4.1

         Network Side - see Section 4.3

         Non-Network Side - see Section 4.3

         Non-Parties - see Section 27.2

         Party(ies) - see Section 1

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         POP - see Section 2

         Proprietary Information - see Section 20.1

         Receiving Party - see Section 20.2(a)

         Respondent - see Section 23.3

         Route - see Section 4.1

         Rules - see Section 23.3

         Specifications - see Section 4.2

         Structures - see Section 4.1

         Tax Impact - see Section 11.7(c)

         Term - see Section 7.1

         Third Party - see Section 27.2

         Utility Agreement - see Section 4.1

4.       FIVECOM FIBERS.

         4.1      Content and Route.

         Pursuant to the terms of the Agreement between NEP and NEES Com dated June 18, 1998 ("Utility Agreement"), NEES Com will install and retain beneficial ownership of fiber optic cable consisting of [**] True Wave(R) Lucent and [**] Lucent single mode dark optical fibers ("Cable") along the route depicted in detail in Exhibit 2 ("Route"). The Route begins at the FiveCom-NEES Com Demarcation Point, and proceeds along transmission lines [**], and then on to [**], terminating at the NEES Com-BecoCom Demarcation Point. Of the [**] fibers installed, NEES Com will lease to FiveCom pursuant to this Agreement [**] True Wave(R) non-zero dispersion-shifted fibers and [**] single mode fibers (collectively, "FiveCom Fibers"). The remaining fibers will be

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


retained by NEP ("NEP Fibers") [**].

         As reflected in Exhibit 4.1, NEES Com shall install the Cable on or in utility transmission structures, subtransmission structures, and associated civil works located on or in utility easements, street licenses, and/or rights-of-way (collectively, "Structures"), and NEES Com shall employ attachment and suspension hardware, splice enclosures and other components necessary either for the placement of the Cable underground or overhead or for the continuity of the fiber filaments on or within the Structures (collectively, "Cable Accessories").

         4.2 Specifications, Codes and Spaces. NEES Com shall install and maintain the FiveCom Fibers in a manner that satisfies the technical specifications (the "Specifications") set forth in Exhibit 4.2, subject to variations that may be mutually agreed to from time to time by FiveCom and NEES Com, and shall comply in all material respects with all legally required building, construction and safety codes as well as all other legally required federal, state and local laws, codes, ordinances, statutes and regulations.

         4.3      Access to Non-Parties and Non-Party Connections.

         (a) Connections. All the points of connection, including the demarcation points described in Section 2 shall be referred to as "Connections," and the Connections between the NEES Com Portion and other parts of the FiveCom System, excluding the demarcation points listed in Section 2 above, are specified in
                  Exhibit 4.3(a). Upon mutual agreement of the Parties to add new Connections, the Parties shall reflect any new Connections in an amendment to Exhibit 4.3(a).

         (b) Responsibility for Connections. Unless otherwise agreed by the Parties, NEES Com shall pay for, install, construct, maintain, secure rights of way and easements for and otherwise be responsible for all equipment on the side of the Connection on which the NEES Com Portion exists ("Network Side") including without limitation any liabilities associated with such equipment, and FiveCom shall pay for, install, construct, maintain, secure rights of way and easements for and otherwise be responsible for all equipment on the other side of the Connection ("Non-Network Side") including without limitation any liabilities associated with such equipment. FiveCom shall ensure that the equipment on the Non-Network Side shall not conflict physically or otherwise interfere with joint users of the Cable,

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                  Cable Accessories, Structures or any other property needed in the installation, construction, maintenance or use of the Cable. With respect to any equipment on the Non-Network Side, FiveCom or its customer shall obtain any necessary approvals from the owners of any property as to any use thereof by FiveCom or its customers, and for the physical location of, installation, maintenance and operation of equipment, and FiveCom shall provide to NEES Com evidence of all necessary approvals and permits by such owners and any applicable government authority.

         4.4 Vendors. FiveCom shall have the right to review and approve, which approval will not be unreasonably withheld or delayed, NEES Com's major vendors/suppliers/manufacturers of materials to be used in the installation and construction of the Cable.

         4.5 FiveCom Facilities and Equipment. Pursuant to FiveCom's existing agreement with Northeast Utilities dated February 27, 1998, FiveCom shall use its best commercial efforts to complete construction and installation of the FiveCom Portion and to achieve completion with respect to the FiveCom Portion as described in Section 2 by December 31, 1998.

         4.6 Marketing and Sales. FiveCom shall conduct marketing and sales activities as part of its business to secure customers for the FiveCom Fibers, and shall use its best commercial efforts throughout the Term to maximize the revenues generated by the FiveCom Fibers.

5.       SCHEDULE.

         5.1 Completion Date. NEES Com shall use best commercial efforts to complete construction and installation and to ensure that the Completion Date of the FiveCom Fibers occurs on or before December 31, 1998. Unless otherwise determined under Sections 5.3 or 5.4 below, the Completion Date shall be December 31, 1998.

         5.2 Penalty for Late Delivery. For each day after March 31, 1999 until the Completion Date or the date this Agreement is terminated, NEES Com will pay to FiveCom an amount equal to [**] that does not meet the Specifications. Notwithstanding the foregoing, NEES Com shall not be obligated to make the payment provided in the preceding sentence to the extent FiveCom fails, at any time when such payment would otherwise be due, to

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

have completed installation of, and have available for use or use by others, an equivalent amount of the non-optronic portion of the FiveCom Portion as discussed in Section 4.5 above, or otherwise fails to use its best commercial efforts to install the optronic portion of the FiveCom Portion as described in
Section 2. If the delay in providing at least [**] fibers continues until [**], then either Party in its sole discretion shall have the right to terminate this Agreement, provided that any such termination shall not affect whatever rights either party had obtained under this Agreement prior to such termination.

         5.3 Testing. The Completion Date shall be deemed to be the date that NEES Com has installed the Cable called for in Section 4.1 along the NEES Com Portion of the Route as described in that section and that at least [**]of the FiveCom Fibers satisfy the Specifications. Satisfaction of the Specifications shall be established specifically for the NEES Com Portion by testing in accordance with the Acceptance Test Plan ("ATP") described in Exhibit 5.3. NEES Com shall provide FiveCom with written notice of the commencement of the acceptance testing at least [**] prior to that commencement. Subject to the restrictions, terms and conditions of the Utility Agreement, FiveCom shall have the right to have representatives present to observe any tests conducted by NEES Com as part of the ATP. NEES Com shall be responsible for testing the NEES Com Portion of the FiveCom Network, and FiveCom shall be responsible for testing the entire FiveCom Network on an end-to-end basis. If the end-to-end test reveals that a particular piece of equipment (including fiber strands and splices) fails to satisfy the Specifications, the Party responsible for such installation shall be responsible for fixing it. The failure of FiveCom to complete satisfactorily the end-to-end testing of the entire FiveCom Network shall not relieve FiveCom's obligations to make payment under Section 8, unless the failure is due to a breach by NEES Com of this Agreement.

         5.4 Review of the Test Results. Within [**] of the conclusion of the ATP, NEES Com shall provide FiveCom with test results certified by NEES Com in accordance with the ATP and pursuant to Exhibit 4.2, Item 3.0. If the certified test results establish that the FiveCom Fibers satisfy the Specifications, and if FiveCom shall not object to such conclusion within [**] of its receipt of such results, then the date of the completion of the ATP testing shall be deemed to be the Completion Date. If FiveCom shall so object, it shall provide to NEES Com sufficient technical details of its objection within such [**] period. If NEES Com disagrees with FiveCom's objections, then the dispute shall be submitted to the neutral expert mutually agreed by the Parties for resolution within [**], or if the Parties cannot agree on a neutral expert, then the dispute will be resolved by arbitration pursuant to Section 23. The neutral expert or arbitration panel, as the case

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

may be, shall resolve the dispute and determine the Completion Date, including whether or not any amount is payable pursuant to Sections 8 and 5.2. Use of the FiveCom Fibers, or any subset thereof, by FiveCom for any purpose other than testing as provided herein shall constitute acceptance of the fibers so used by FiveCom, and the Completion Date shall be deemed to have occurred with respect to such fibers.

         5.5 Completion of Remaining Fibers. In the event that the Completion Date is declared based on NEES Com's delivery of [**] or more FiveCom Fibers, but less than all [**] FiveCom Fibers described in Section 4.1, then if requested by FiveCom, NEES Com shall use commercially reasonable efforts to ensure that FiveCom has access to capacity equal to [**] fiber optic strands that meet the Specifications at the earliest practicable date after the Completion Date.

6.       DELIVERABLES.

         6.1 Description. Within the time periods specified in Section 6.2, NEES Com shall deliver to FiveCom the items listed in Exhibit 6.1 (the
"Deliverables").

         6.2 Delivery Times. The Deliverables shall be supplied within 60 days following the Completion Date except for the items listed in Exhibit 6.1 as being delivered at other specified times. NEES Com shall provide five copies of all material delivered to FiveCom pursuant to this Section 6.




7.       HABENDUM AND TERM.

         7.1 Term. Subject to the terms and conditions set forth in this Agreement and the restrictions, terms and conditions of the Utility Agreement, NEES Com hereby leases to FiveCom the FiveCom Fibers for a term commencing on the Completion Date and continuing for an initial term of 20 years ("Initial Term") unless sooner terminated in accordance with the terms of this Agreement. Subject to NEES Com's rights and obligations under the Utility Agreement, FiveCom shall have the right to negotiate with NEES Com for an extension of this Agreement for up to two consecutive five-year periods, on an "as-is" basis, commencing at the expiration of the Initial Term. The Initial Term and any subsequent extension are referred to in this Agreement as the "Term."

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         7.2 Leasehold. The number, identity, and location of FiveCom Fibers shall be set forth in a schedule that will be one of the Deliverables to be provided under Section 6. FiveCom shall only have the right to use the fiber optic filaments within the Cable designated as FiveCom Fibers on that Deliverable, and the remaining fiber optic filaments within the Cable shall be designated as NEP Fibers.

         7.3 Fiber Optic Facilities. FiveCom's lease of the FiveCom Fibers is solely for FiveCom's use in providing fiber optic facilities to its customers. FiveCom shall exercise such right solely to provide facilities to its customers in accordance with this Agreement and applicable state, local, and federal laws and regulations, consistent with FiveCom's obligations in Section 15.

         7.4 Nonexclusivity. Although FiveCom's right to use the FiveCom Fibers shall be exclusive, FiveCom's use of other portions of the Cable, Cable Accessories, Structures or any related facilities of NEES Com or its Affiliates under this Agreement shall be nonexclusive and limited to the use necessary for incidental support and/or placement of the FiveCom Fibers. Nothing in this Agreement shall be construed as limiting or restricting NEES Com or its Affiliates in any manner from using the Cables, Cable Accessories and the Structures, or any other facilities, easements and/or rights of way for the installation of additional fiber optic cables, for use as telecommunications facilities, or for any other purpose. For purposes of this Agreement, the term "Affiliate" shall mean: (a) any entity controlling, controlled by or under common control with a Party, directly or indirectly, or (b) any entity which is a successor to a Party or any of the foregoing entities by merger, consolidation or otherwise.

         7.5 Right Subject to Utility Agreement. FiveCom acknowledges that NEES Com's ability to lease to FiveCom the right to use the FiveCom Fibers pursuant to this Section 7 shall at all times be subject to NEES Com's rights and obligations under the Utility Agreement; provided, however, that this Agreement shall be subject to subsequent amendments to the Utility Agreement if each of the following conditions has been satisfied: (i) copies of such amendment have been given to FiveCom, (ii)such amendments [**], (iii) [**], has provided FiveCom [**] and (iv) [**] related to the amendment of the Utility Agreement. By virtue of this Agreement, FiveCom shall have no greater rights with respect to the location and use of the FiveCom Fibers than NEES Com has under the Utility Agreement, and FiveCom's leasehold interest is expressly limited by any applicable restrictions in the Utility Agreement. NEES Com shall not be liable for any acts or omissions by NEES

Com, its employees or Affiliates that interfere with or otherwise affect FiveCom's use of the FiveCom Fibers to the extent such acts or omissions are required by the Utility Agreement, including without limitation acts or omissions that deny the use of, alter or remove the Cable, Cable Accessories and Structures to preserve NEES Com's Affiliates' ability to provide safe and reliable electric service. NEES Com agrees to use its best commercial efforts to enforce and to exercise its rights under the Utility Agreement to facilitate the performance of this Agreement.


8.       LEASE PAYMENTS.

         8.1 Base Fiber Payments. Commencing on the Completion Date pursuant to
Section 5, FiveCom shall pay NEES Com [**] that is made available in compliance with this Agreement for FiveCom's use. In addition, Five Com shall pay to NEES Com the location fee provided for in Section 8.3; sales taxes provided for in
Section 11.4; and the franchise, property, and other taxes and fees provided for in Section 11.5. For purposes of this Section 8, the determination whether fibers are "available in compliance with this Agreement for FiveCom's use" shall include (i) the determination that FiveCom has or had, at the relevant time, Third Party customers who would use, or would have used the fibers, but for their failure to comply with the Specifications or (ii) the determination that FiveCom would have received revenues from such fibers but for their failure to comply with the Specifications. Nothing herein shall affect any obligation of NEES Com with respect to any fibers that do not meet the Specifications pursuant to any other provision of this Agreement.

         8.2 Revenue Sharing Payments. In addition to the payments called for by
Section 8.1, FiveCom shall pay to NEES Com a portion of the quarterly gross revenue derived by FiveCom from the sale, use or lease of the FiveCom Fibers by FiveCom determined as follows:

         (a) FiveCom shall determine quarterly the sum of (i) 100% of the gross revenue received by it for each transmission that uses only the FiveCom Network and (ii) a pro rata share of the gross revenue received by FiveCom for any other transmission that uses the FiveCom Network which pro rata share shall be determined based on the relative length in miles of the transmission route on the FiveCom Network as compared to the length of the transmission route in miles of the FiveCom System,

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         (b) [**] under Section 8.2(a) the following: (i) [**] of the [**] to Third Parties related to transmission that uses only the FiveCom Network and a [**] to Third Parties related to any other transmission that uses the FiveCom Network, which [**] shall be determined based on the relative length in miles of the transmission route on the FiveCom Network as compared to the length of the transmission route in miles on other parts of the FiveCom System, provided that the [**] (ii) [**] above levels as described in Section 8.3; (iii) Sales Taxes as described in Section 11.4; (iv) Franchise, Property and Other Taxes or Fees as described in Section 11.5 and any other similar taxes and fees incurred directly by FiveCom; and (v) any deduction authorized by Sections 8.2(b)(ii) through 8.2(b)(iv) above that was [**] described in Section 8.2(a) above because at a time when it would have been [**].

         (c) determine whether the net amount determined in Sections 8.2(a) and 8.2(b) [**], and if it does so exceed such amount,

         (d) apportion such excess among FiveCom, NEES Com and Beco Com based upon the following percentages:

                                    [**]             for NEES Com
                                    [**]             for Beco Com
                                    [**]             for FiveCom


         (e) The amount determined and apportioned as above shall be paid quarterly to NEES Com within 45 days of the end of each three month period for which such amounts are determined.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         (f) FiveCom shall provide NEES Com with an annual report of telecommunications contracts and revenues that follows substantially the form provided in Exhibit 8.2 hereto. FiveCom shall provide annually, subject to a mutually agreed confidentiality agreement, to NEES Com's auditors FiveCom's contracts, books and records to ensure that its payments pursuant to this Section 8.2 accurately reflect FiveCom's [**]. Five Com shall reimburse NEES Com for its costs of such audits, unless the audit reveals a discrepancy in the amount [**] determined by FiveCom is less than [**], in which case NEES Com shall pay for the audit. In addition, subject to a mutually agreed confidentiality agreement, the respective presidents of NEES Com and Beco Com shall be permitted to review FiveCom's contracts, books and records to ensure that its payments pursuant to this Section 8.2 accurately reflect [**].

         (g) [**] pursuant to Section 8.2(b)(v) above is for the sole purpose of [**] under this Section 8.2, and shall not create any obligation in NEES Com to make payments to FiveCom with respect to any amounts [**].

         8.3 [**] Fee. In addition to the amounts payable under Sections 8.1 and 8.2, FiveCom shall [**] the FiveCom Fibers leased by it to FiveCom [**], without regard to future amendments of that provision; provided that (i) such [**] (ii) [**], has provided FiveCom [**], and (iii) [**]

         8.4 When Due. Except as provided in Section 8.2(e) above, FiveCom shall make all payments required by this Section 8 and any additional amounts payable to NEES Com within [**] of the last day of each month in which the FiveCom Fibers are made available to FiveCom.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


9.       MAINTENANCE AND REPAIR.

         9.1 NEES Com's Obligation. All routine maintenance and repair functions and emergency maintenance and repair functions, including "one-call" responses and cable locate services, for the FiveCom Fibers shall be provided by NEES Com, [**], as described in Exhibits 9.2(a) and 9.2(b). Subject to any restrictions, terms and conditions in the Utility Agreement and any applicable safety standards, FiveCom shall have the right to have a representative available, at FiveCom's expense, to witness NEES Com in any maintenance or repair of the FiveCom Fibers.

         9.2      Maintenance.

         (a) Emergency Maintenance. As provided in Exhibit 9.2(a), NEES Com shall use best commercial efforts to respond within [**] to any failure, interruption or impairment in the operation of the FiveCom Fibers after receiving a report from FiveCom of any such failure, interruption or impairment. Subject to the restrictions, terms and conditions of the Utility Agreement, NEES Com shall use best commercial efforts to correct any failure, interruption or impairment in the operation of the FiveCom Fibers as expeditiously as possible in accordance with the procedures set forth in Exhibit 9.2(a). When trouble is encountered on the FiveCom Fibers, FiveCom, to assist NEES Com in its maintenance activities, will (i) use best commercial efforts to migrate its customers' communications or other services that had been provided on the damaged FiveCom Fibers to any available undamaged FiveCom Fibers, (ii) diagnose the trouble through OTDR testing, if possible, and (iii) ascertain and notify NEES Com of the location address to the nearest cross street.

         (b) Routine Maintenance. NEES Com will schedule and perform the maintenance and repair checks and services as set forth in
                  Exhibit 9.2(b) on the FiveCom Fibers, at NEES Com's reasonable discretion and with adequate advance notice to FiveCom and, from time to time, at FiveCom's reasonable request. FiveCom may request reasonable routine maintenance by delivering to NEES Com, [**], a statement detailing the maintenance checks and services FiveCom desires to be performed on the FiveCom Fibers.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         (c) Notice. NEES Com shall provide FiveCom with [**] for all routine maintenance and repair functions by notifying FiveCom's national Transmission Surveillance Center at 1-800-891-5080. In the event of an emergency, FiveCom shall be notified at this number as soon as the emergency is discovered.

         9.3      Replacement Fiber.

         (a) Initial Term [**] In the event all or any part of the FiveCom Fibers shall require replacement during [**] of the Initial Term of this Agreement as a result of their failure to satisfy the Specifications, such replacement shall be made as soon as reasonably practical, [**]. If replacement of the FiveCom Fibers is required in accordance with the preceding sentence, NEES Com shall give FiveCom written notice of such replacement as soon as reasonably practical before the replacement optical fiber cable is ordered from the manufacturer. This obligation to replace only applies to the number of FiveCom Fibers that meet the Specifications on the Completion Date plus any additional fiber optic strands leased to FiveCom pursuant to
                  Section 5.5.

         (b) Initial Term [**]. [**] the Initial Term of this Agreement, the costs of replacing the FiveCom Fibers shall be shared in accordance with the following schedule:

                           Year             NEES Com's        FiveCom's
                                             Share (%)        Share (%)

                                                   [**]

                  FiveCom shall have the option of not replacing the failed fibers, or of terminating this Agreement prior to the end of the Initial Term of this Agreement in lieu of sharing in the cost of replacing the FiveCom Fibers; provided that FiveCom may only exercise this right to terminate if, prior to any replacement, [**]FiveCom Fibers meet the Specifications. If FiveCom opts to replace the fibers, the portion of the replacement fibers paid for by FiveCom's share of the costs of such replacement shall be designated as "FiveCom Replacement Fiber."

         (c) After Initial Term or Expansion of Cable. If FiveCom and NEES Com mutually agree and if permitted under the Utility Agreement, NEES Com may provide replacement fiber after the Initial Term or may replace all or a portion of the existing Cable with a new cable having an increased number of fiber optical strands for FiveCom's use; provided that such replacement shall be installed at FiveCom's incremental cost (including provision for any related federal, state, or local taxes on a grossed-up basis) and under terms mutually agreed to by FiveCom and NEES Com.

10.      COVENANTS; REPRESENTATIONS.

         10.1 NEES Com's Covenants. NEES Com covenants that the FiveCom Fibers shall at all times be in full compliance with and operate within the parameters of the Specifications; provided, however, that FiveCom's sole and exclusive remedy for breach of such covenant shall consist of the enforcement of NEES Com's obligations under Section 9; and provided further that NEES Com's liabilities to FiveCom and its customers shall at all times be limited as provided in Section 12.1.

         10.2 NEES Com Representations. Subject to the restrictions, terms and conditions provided under the Utility Agreement, NEES Com represents and warrants to FiveCom that it has the right and the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by NEES Com have been duly and validly authorized by all necessary corporate action on the part of NEES Com. NEES Com shall use its best commercial efforts to obtain the necessary government approvals required by it to have constructed and to lease the FiveCom Fibers.

         10.3 FiveCom Representations. FiveCom represents and warrants to NEES Com that it has the right and the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by FiveCom have been duly and validly authorized by all necessary corporate action on the part of FiveCom. In addition, FiveCom represents and warrants to NEES Com that: (1) it owns or has secured the rights to use fiber optic cable in addition to the FiveCom Fibers specified herein necessary to complete the entire FiveCom Network; and (2) it shall use its best commercial efforts to obtain the necessary government approvals required by it to use and operate the FiveCom Fibers for its customers.

11.      OWNERSHIP AND TAXES.

         11.1 Title. Except as provided Sections 11.3(b): (1) legal title to the FiveCom Fibers, NEP Fibers, Cable, Cable Accessories, any property installed or constructed on Structures, and Structures shall be held by NEES Com or its Affiliates, pursuant to the terms of the Utility Agreement; (2) FiveCom's rights hereunder shall be deemed a leasehold interest subject to the terms of this Agreement; and (3) neither the leasing, rental or other provision of FiveCom Fibers or any other facilities or services by NEES Com to FiveCom nor the payment by FiveCom to NEES Com of the fees pursuant to Section 8 shall constitute, create or vest any easement or any other ownership or property rights in the nature of ownership in the Structures, FiveCom Fibers, Cable, Cable Accessories or other facilities, except for the rights set forth in this Agreement.

         11.2 Income Taxes. FiveCom and NEES Com agree that, except as provided in Sections 11.3(b), 11.5, 16.1 and 16.2 of this Agreement, each Party will be responsible for paying its own existing or future federal, state and local income, franchise and/or other similar existing or future taxes imposed on business activities or entities. NEES Com and FiveCom agree that NEES Com will be responsible for paying any and all existing or future federal, state or local income taxes imposed on the receipt of payments made by FiveCom to NEES Com under this Agreement.

         11.3     Tax Accounting; Reporting of Income Taxes.

         (a) Except as provided in Section 11.3(b), FiveCom will not, for any income tax purposes, account for FiveCom Fibers as the owner thereof and is not entitled to and will not claim any depreciation deductions and/or other tax attributes, credits or benefits with respect to ownership of the FiveCom Fibers for purposes of federal, state and local income taxes.

         (b) Subject to the Utility Agreement, NEES Com or its Affiliate shall hold legal title to the FiveCom Replacement Fiber, but FiveCom shall be the beneficial owner of FiveCom Replacement Fiber for a period of time commencing on the date that the FiveCom Replacement Fiber is installed and continuing until the beneficial ownership reverts back to NEES Com pursuant to
                  Section 11.7 or Section 17.4(c). As beneficial owner of the FiveCom Replacement Fiber, FiveCom shall for tax purposes account for the FiveCom Replacement Fiber as owner thereof and, as between the Parties shall be entitled to any investment tax credits, depreciation and any other tax attributes with respect to the FiveCom Replacement Fiber. NEES Com agrees that it will not, for tax purposes, account for such FiveCom

                  Replacement Fiber as though it were the owner thereof, and shall not attempt to claim any of the tax attributes or liabilities with respect thereto.


         (c) The Parties agree they will file all income tax returns and otherwise take all actions with respect to income taxes in a manner consistent with the foregoing. Notwithstanding the foregoing, in the event that a taxing authority with appropriate jurisdiction determines that NEES Com is the beneficial owner of the FiveCom Replacement Fiber for tax purposes or that the FiveCom Replacement Fiber should be accounted for in a manner other than the tax accounting specified in Section 11.3(b), FiveCom agrees to indemnify NEES Com fully against any and all federal, state and/or local income tax, interest, and penalty claims incurred as a result of such taxing authority's determination.


         11.4     Sales Taxes.

         (a) NEES Com will be responsible for paying any and all existing or future sales, excise or other transfer or transactional taxes imposed or levied by any federal, state or local taxing authority on purchases of materials and/or equipment for use in construction of the Cable. NEES Com anticipates purchasing all materials and equipment for use in acquiring and installing the Cable exempt from sales and use tax as a resale transaction. FiveCom agrees that, if it purchases any materials for use in the acquisition or installation of the Cable as NEES Com's agent, it will provide the vendors with NEES Com's resale exemption certificate. If FiveCom fails to provide the vendors with the exemption certificate, NEES Com will be under no obligation to reimburse FiveCom for any sales tax paid to the vendors or any taxing authority related to such purchases.

         (b) FiveCom will be responsible for paying any and all existing or future sales, excise or other transfer or transactional taxes imposed or levied by any federal, state or local taxing authority on the lease payments provided for in Section 8 and/or other payments made by FiveCom to NEES Com for the use by FiveCom of FiveCom Fibers. NEES Com agrees to cooperate at FiveCom's expense in any proper claim of exemption or exclusion from such taxes which FiveCom may assert. FiveCom's obligation to pay for the taxes provided for in this Section 11.4(b), shall be suspended to the extent that FiveCom can provide to NEES Com a valid ruling from the appropriate taxing authority that provides that such taxes are not due;

                  provided that FiveCom's obligation shall only be suspended for the period of time that the tax ruling remains valid and that FiveCom shall indemnify NEES Com fully against any and all such taxes, interest, and penalty claims incurred as a result of the modification, termination or overruling of such tax ruling or a finding that the tax ruling was not valid.

         11.5 Franchise, Property and Other Taxes or Fees. Upon notice from NEES Com to FiveCom, FiveCom shall promptly reimburse NEES Com for any increase in or addition to any existing federal, state or local excise, franchise, ad valorem, property or similar taxes, payments or payments in kind, or any similar fees such as franchise fees, license fees or user fees imposed on NEES Com or billed to NEES Com under Section 27 of the Utility Agreement, which increase or addition, is attributable to the presence of FiveCom Fibers on Structures, Cable Accessories, and equipment. NEES Com agrees to cooperate with FiveCom to the extent that FiveCom seeks to contest, by appropriate legal process, the assessment by the relevant governmental authority of any tax, fee or other charge for which FiveCom becomes liable hereunder; provided that such obligation to cooperate does not include the obligation of NEES Com (1) to participate in any tax contest on FiveCom's behalf; (2) to ensure that FiveCom has the right to initiate or to participate in such tax contest; or (3) to ensure that its Affiliates do not take positions in such tax contests that are inconsistent with FiveCom's position.

         11.6 Levy. FiveCom and NEES Com shall properly remit all tax payments in a timely manner to the applicable taxing authorities or governmental agencies and will not cause the Cable to be levied, attached, or otherwise encumbered by any taxing authority or governmental agency through any failure to remit such payments.

         11.7     Reversion.

         (a) FiveCom's right to use the FiveCom Fibers and FiveCom's beneficial ownership of the FiveCom Replacement Fibers shall revert to NEES Com, at no additional cost to NEES Com, upon termination of this Agreement.

         (b) FiveCom's right to use any fibers within any portion of the Route shall revert to NEES Com, at no additional cost to NEES Com, upon the termination of that portion of the Route pursuant to Section 17.2.

         (c) FiveCom agrees to pay for any federal, state, or local taxes and the Tax Impact of such taxes incurred by or billed to NEES Com as a result of the reversion of the FiveCom Replacement Fiber. For purposes of this Agreement, "Tax Impact" shall mean an amount equal to the excess of (i) the sum of the federal, state and local income taxes incurred by NEES Com

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                  or any Affiliate on reimbursements from FiveCom of federal, state and local income taxes over (ii) the sum of (x) the present value of the Tax Benefit to NEES Com or any Affiliate resulting from the transaction to which the reimbursement relates, and (y) in the case of replaced property, an amount equal to the excess of the present value of depreciation deductions computed using revised (accelerated) useful life of replaced property over the present value of such depreciation deductions computed using the original useful life of the property. "Tax Benefit" shall mean the amount of any reductions in taxes resulting from any item including, without limitation, all tax credits, depreciation deductions and other expense deductions in connection with the purchase or ownership of the Cable or any other transaction to which the reimbursement relates. The present valuations described above shall be determined by applying a discount rate of [**] per annum.


12.      LIMITATION ON LIABILITY.

         12.1 Exclusion of Certain Types of Damages. Neither FiveCom nor NEES Com shall be liable to the other for any indirect, special, punitive, or consequential damages, or any lost business damages in the nature of lost revenues or profits (including, but not limited to any claim from any customer related to loss of service, except to the extent specifically contemplated in
Section 8.2 as a deduction from gross revenue) arising under this Agreement, or arising out of any act or omission of either Party hereto, its respective employees, agents, or contractors. NOTHING IN THIS AGREEMENT SHALL MAKE EITHER PARTY LIABLE TO THE CUSTOMERS OR CONTRACTORS OF THE OTHER PARTY FOR ANY DAMAGES, WHETHER IN CONTRACT, TORT, OR OTHERWISE FOR ANY OF THE PARTIES' ACTS OR OMISSIONS ASSOCIATED WITH THIS AGREEMENT.

         12.2 Limitation on NEES Com Damages. Notwithstanding any other provision of this Agreement, the total amount of monetary damages to which NEES Com shall be subject by reason of this Agreement shall not exceed an amount equal to the greater of (a) $2.5 million or (b) the sum of the amounts paid by FiveCom to Nees Com hereunder. Nothing herein shall be deemed a limitation on FiveCom's right to seek specific performance or injunctive relief for the breach of any obligation of NEES Com hereunder.

         12.3 Limitation on FiveCom Damages. Notwithstanding any other provision of this Agreement, the total amount of monetary damages to which FiveCom shall be subject by reason of this Agreement shall not exceed an amount equal to the greater of (a) $2.5 million or (b) the sum of the amounts paid by FiveCom to NEES Com hereunder. Nothing herein shall be deemed a limitation on NEES Com's right to seek specific performance or injunctive relief for the breach of any obligation of FiveCom hereunder.

         12.4 No Limitation on Third-Party Actions. Nothing contained in this Agreement shall operate as a limitation on the right of either Party hereto to bring an action for damages, including consequential damages, against any Third Party based on any acts or omissions of such Third Party as such acts or omissions may affect the construction, operation or use of the FiveCom Fibers. With the exception of claims against NEES Com's utility Affiliates, each Party hereto shall assign such rights or claims, execute such documents, and at the request of and at the sole cost of the other Party, take such other action as may be reasonably necessary to enable the injured Party to pursue any such action against such Third Party.

13.      INDEMNIFICATION.

         13.1 By NEES Com. NEES Com shall indemnify, defend and save FiveCom, its officers, directors and employees ("FiveCom Indemnified Parties"), harmless from and against any and all actions, charges, claims, damages, expenses, fines, penalties and liabilities whatsoever actually incurred by FiveCom Indemnified Parties arising from, or out of, or in connection with any of the following:

         (a) The loss of life, personal injury, or damage to physical property caused by the act or omission of NEES Com, its Affiliates, or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge and approval of NEES Com, except to the extent caused by the negligence or willful misconduct of BecoCom, FiveCom, or their respective Affiliates, employees, agents, contractors or any other person acting by or through, or with the knowledge and approval of FiveCom or BecoCom;

         (b) The violation of federal, state or local law, regulation or ordinance applicable to the Cable, Cable Accessories, Structures, and FiveCom Fibers, by NEES Com, its Affiliates, or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge and approval of NEES Com, except to the extent caused by the negligence or willful misconduct of BecoCom, FiveCom, or their respective Affiliates, employees, agents, or any other person acting by or through, or with the knowledge and approval of FiveCom or BecoCom; and

         (c) Any storage, use, spill, discharge or release to the environment of any oil or hazardous materials or wastes, as those terms are defined by applicable federal or state law from time to time, in or upon any property adjacent to the FiveCom Fibers or the Structures by NEES Com, its Affiliates, or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge and approval of NEES Com, except to the extent caused by the negligence or willful misconduct of BecoCom, FiveCom, or their respective Affiliates, employees, agents, contractors, or any other person acting by or through, or with the knowledge and approval of FiveCom or BecoCom.

         13.2 By FiveCom. FiveCom shall indemnify, defend and save harmless NEES Com, its Affiliates, officers, directors and employees ("NEES Com Indemnified Parties"), from and against any and all actions, charges, claims, damages, expenses, fines, penalties and liabilities whatsoever actually incurred by the NEES Com Indemnified Parties arising from, or out of, or in connection with any of the following:

         (a) The loss of life, personal injury, or damage to physical property caused by the act or omission of FiveCom, its Affiliates or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge and approval of Five Com, except to the extent caused by the negligence or willful misconduct of NEES Com, its Affiliates, employees, agents, contractors or any other person acting by or through, or with the knowledge and approval of NEES Com;

         (b) The violation of federal, state or local law, regulation or ordinance applicable to the Cable, Cable Accessories, Structures, FiveCom Fibers, and FiveCom's use thereof, by FiveCom, its Affiliates or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge and approval of FiveCom, except to the extent caused by the negligence or willful misconduct of NEES Com, its Affiliates, employees, agents, contractors or any other person acting by or through, or with the knowledge and approval of NEES Com; and

         (c) Any storage, use, spill, discharge or release to the environment of any oil or hazardous materials or wastes, as those terms are defined by applicable federal or state law from time to time, in or upon any property adjacent to the FiveCom Fibers or the Structures by FiveCom, its Affiliates, or their respective employees, agents, contractors, or any other person acting by or through, or with the knowledge and approval of FiveCom, except to the extent caused by the negligence or willful misconduct of NEES Com, its Affiliates, employees, agents, contractors or any other person acting by or through, or with the knowledge and approval of NEES Com.

         13.3 Indemnity Obligation. The indemnity obligation includes reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by the FiveCom Indemnified Party or NEES Com Indemnified Party, as the case may be, from the first notice that any claim or demand has been made or may be made, and is not limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable under applicable workers' compensation acts, disability benefit acts, or other employee benefit acts.

14.      FORCE MAJEURE.

         14.1 Force Majeure Events. Neither FiveCom nor NEES Com shall be liable for any failure or delay in performing its obligations hereunder, or for any loss or damage resulting therefrom, due to the following Force Majeure Events:

         (a) Fire, flood, strike or other labor difficulty, natural disasters (including, without limitation, tornadoes, hurricanes, ice storms, and other significant weather phenomena), equipment failure, war, embargo, riot or insurrection, acts of God or public enemy, restraint or hindrance by any governmental or regulatory authority (including, without limitation, denial of necessary permits or licenses, imposition of commercially unreasonable conditions, delays or other failures to act of or by such authorities, except when the result of a failure to use best commercial efforts by the Party claiming force majeure); or

         (b)      any other causes beyond the Parties' reasonable control.

         14.2 Abatement of Force Majeure. To the extent practicable, both Parties shall be prompt in restoring normal conditions, establishing new schedules and resuming operations as soon as the Force Majeure Event causing the failure or delay has ceased. FiveCom shall promptly notify NEES Com of any delay constituting a Force Majeure Event, and its effect on the performance by FiveCom. NEES Com shall promptly notify FiveCom of any delay constituting a Force Majeure Event, and its effect on the performance by NEES Com.

         14.3 Suspension Pending Force Majeure. If a Force Majeure Event should occur, then the Parties' performance of this Agreement, except for payments by FiveCom to NEES Com under Section 8.1, shall be suspended for so long as such Force Majeure Event continues. At the conclusion of a Force Majeure Event, the period of time during which performance was so suspended shall be added to the dates, schedules and other performance-related matters under this Agreement. If, notwithstanding the Parties' efforts under Section 14.2, the Force Majeure Event continues unabated for more than 6 months, the Party whose performance is unaffected by the Force Majeure Event shall have the option to terminate this Agreement.


         14.4     Labor Disputes.

         (a) If an actual or potential labor dispute delays or threatens to delay a Party's performance, that Party shall immediately notify the other Party in writing, stating all relevant information concerning the dispute and its background. The Parties shall include this paragraph in any subcontract for services (with a contractor other than an Affiliate) if a labor dispute thereunder might delay the timely performance of the services, and each such subcontract shall provide that if any actual or potential labor dispute occurs, the lower-tier subcontractor shall immediately notify the Parties of all relevant information concerning such dispute.

         (b) If NEES Com reasonably determines that FiveCom's activities pursuant to this Agreement in or near the Route are causing or will cause labor difficulties for NEES Com or its Affiliates, FiveCom shall discontinue those activities until the labor difficulties have been resolved; provided, however, that in any such event and notwithstanding any other provision of this Agreement, NEES Com shall during the period of such labor difficulties perform, or cause to have performed, at FiveCom's expense (utilizing the lowest market rate reasonably available) any such activities to the extent reasonably necessary to the operation and maintenance of the FiveCom Network or any portion thereof.

15.      GOVERNMENT APPROVALS, PERMITS AND CONSENTS.

         15.1     FiveCom Obligations.

         (a) FiveCom shall use its best commercial efforts to obtain and maintain, at its sole cost and expense, any and all necessary permits, licenses, easements, franchises, and approvals that may be required by federal, state or local law, statute, regulation or ordinance and shall continuously comply with all such laws, statutes, regulations or ordinances as may now or in the future be applicable to (1) its operation or use of the FiveCom Fibers installed in connection with this Agreement,
                  (2) FiveCom's connection, installation, maintenance and operation of equipment on the Non-Network Side of the each Connection, and (3) FiveCom's other rights and obligations under this Agreement.

         (b) FiveCom shall ensure that its customers obtain and maintain any and all necessary permits, licenses, easements, franchises and approvals that may be required by federal, state or local law, statute, regulation or ordinance and comply with all such laws, statutes, regulations or ordinances as may now or in the future be applicable to the FiveCom's customers' use of, receipt of service on, or operation of the Cable.

         (c) If FiveCom, its customers or any permitted assignee shall at any time fail to maintain such approvals or comply with all applicable legal requirements described in paragraphs (a) and
                  (b) above, NEES Com may terminate this Agreement under Section 17.1, without liability and without restriction to any other legal, equitable, or administrative remedy available to NEES Com. Further, FiveCom shall indemnify and hold harmless NEES Com and its Affiliates and their respective officers, directors, employees, agents, and assigns from any loss, damage, claims or proceedings to the extent resulting from the failure of FiveCom, its customers, their contractors or their subcontractors to comply with this Section 15.

         15.2     NEES Com's Obligations.

         (a) NEES Com shall use its best commercial efforts to obtain and maintain, at its sole cost and expense (except as provided in Section 11.5), any and all necessary permits, licenses, easements, franchises and approvals that may be required by federal, state or local law, statute, regulation or ordinance and shall continuously comply with all such laws, statutes, regulations or


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        Securities and Exchange Commission. Asterisks denote omissions.


                  ordinances as may now or in the future be applicable to the ownership, installation, maintenance, or replacement of the FiveCom Fibers on the Network Side as required under this Agreement.

         (b) If NEES Com or any permitted assignee shall at any time fail to maintain such approvals or comply with all applicable legal requirements described in paragraph (a) above, FiveCom may terminate this Agreement under Section 17.1, without liability and without restriction to any other legal, equitable, or administrative remedy available to FiveCom. Further, NEES Com shall indemnify and hold harmless FiveCom and its officers, directors, employees, agents, servants, and assigns from any loss, damage, claims or proceedings to the extent resulting from the failure of NEES Com to comply with this Section 15.

16.      RELOCATION.

         16.1 Relocation for Non-Parties. If, for any reason, NEES Com is required by any Non-Party, including, but not limited to, an Affiliate or a governmental entity, to relocate any of the facilities used or required in providing the FiveCom Fibers, NEES Com shall use best commercial efforts to give FiveCom at least [**] that NEES Com may have received) prior written notice of any such relocation. In the event of [**] Structures, any other property of NEES Com or its Affiliates, or [**], NEES Com, through its designated representatives, [**], unless it is determined that acts or omissions of FiveCom or its customers caused the situation requiring the relocation, in which case [**] in the relocation, including provision for any related federal, state, or local taxes and the Tax Impact of such taxes [**].

         16.2 Relocation for FiveCom. In the event that FiveCom requests relocation of a portion of the Cable during the Term of this Agreement, including without limitation instances when relocation of the FiveCom Fibers is necessitated by the relocation of other portions of the FiveCom Network, FiveCom shall submit to NEES Com a completed form as specified in Exhibit 16.2, Request for Relocation, to request an acceptable new location, and FiveCom shall pay the cost of any such work, including provision for any related federal, state, or local taxes and the Tax Impact of such taxes incurred by NEES Com as a result of FiveCom's payment. The Parties shall attempt to minimize the tax implications of any such payments by FiveCom for relocation costs. No relocation or


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        Securities and Exchange Commission. Asterisks denote omissions.


replacement of the Cable, Cable Accessories, Structures or related facilities shall be performed without the prior written agreement of NEES Com, as evidenced by its acceptance of the request for relocation, [**] and subject to its rights and obligations under the Utility Agreement. [**]. NEES Com and FiveCom shall cooperate in performing such relocation or modifications, so as to minimize any interference with the use of the FiveCom Network, the Cable, Cable Accessories and Structures, to the extent reasonably possible, by either Party and to avoid conflicting physically or otherwise interfering with other users of the Cable, Cable Accessories, Structures or any other property needed in the installation, construction, maintenance or use of the Cable. Any such relocation shall satisfy the Specifications set forth in Exhibit 4.2.

         16.3 Return of Removed Material. In the event NEES Com, consistent with the provisions of this Agreement, must remove any equipment or other property of FiveCom, NEES Com will deliver to FiveCom the equipment or property so removed upon payment by FiveCom of the cost of removal, storage and delivery, and all other amounts due NEES Com. NEES Com shall use reasonable care when removing, storing and delivering such equipment, and shall not be liable for any damage to such equipment or other property that may occur notwithstanding such reasonable care.

17.      EARLY TERMINATION.

         17.1 Early Termination of Agreement. This Agreement may be terminated prior to the expiration of the Term Date upon any the occurrence of any one of the following events:

         (a) by either Party following a Default by the other Party as set forth in Section 21, below;


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        Securities and Exchange Commission. Asterisks denote omissions.


         (b) by NEES Com upon [**] prior written notice in the event of a violation by FiveCom of Section 15 which violation remains uncured during said [**];

         (c) by either Party if the other Party (a) consents to the appointment of, or is taken in possession by, a receiver, trustee, custodian or liquidator of a substantial part of its assets, (b) files a bankruptcy petition in any bankruptcy court proceeding, (c) answers, consents or seeks relief under any bankruptcy or similar law or fails to obtain a dismissal of an involuntary petition within [**] of filing, (d) admits in writing its inability to pay its debts when due, (e) makes a general assignment for the benefit of creditors, (f) is the subject of an involuntary proceeding seeking to adjudicate that Party bankrupt or insolvent, (g) seeks reorganization, arrangement, adjustment, or composition of it or its debt under any law relating to bankruptcy, insolvency or reorganization or relief of debtors.

         (d) by either Party if the other Party fails to pay amounts due and payable when they become due and payable under this Agreement where such Party is in arrears more than [**] past the due date, provided that the terminating Party has provided [**] notice prior to such termination;

         (e) by either Party if the other Party makes any representation or warranty in this Agreement, which is incorrect and has or may have a material and adverse effect on the other Party (as reasonably determined by such non- breaching Party), and such incorrect representation or warranty shall continue unremedied for a period of [**]after written notice of such incorrect representation or warranty (except only where this Agreement specifically provides additional time and/or other options or remedies for any such failure; or, with respect to an obligation that is susceptible of cure within a reasonable time period, so long as such Party is using best commercial efforts to promptly cure).

         17.2 Termination of a Portion of the Route. Any portion of the Route may be terminated:

         (a) by NEES Com, without liability, except for its obligations under Section 17.3, and at any time, upon reasonable notice, to the extent NEES Com is no longer authorized under the Utility Agreement to maintain, operate, or


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        Securities and Exchange Commission. Asterisks denote omissions.


                  convey the right to use the Cable, Cable Accessories or Structures within that portion of the Route.

         (b) by NEES Com, without liability, except for its obligations under Section 17.3, and at any time, if, notwithstanding its best commercial efforts, it cannot maintain any of the regulatory approvals needed to perform NEES Com's obligations under this Agreement with respect to such portion of the Route or it is prohibited by a governmental authority from performing such obligations with respect to such portion of the Route, provided that NEES Com, to the extent reasonably practicable, has provided FiveCom prompt notice of any government proceedings that would require termination of the portion of the Route and has cooperated with FiveCom's rights to participate in any such proceedings.

         17.3 Alternate Capacity or Facilities. If a portion of the Route is terminated pursuant to Section 17.2, NEES Com shall use its best commercial efforts to [**]; provided that FiveCom may [**] after termination of the portion of the Route pursuant to Section 17.2, [**].

         17.4     Effect of Termination.

                  (a) FiveCom shall not be entitled to, nor shall NEES Com be liable for, any refunds of amounts paid to NEES Com, by reason of early termination of this Agreement under Section 17.1 or termination of a portion of the Route under Section 17.2, unless termination is due to a breach of this Agreement by NEES Com.

                  (b) Except as otherwise provided in this Agreement, a decision to terminate this Agreement under Sections
                           17.1 or 17.2 shall not preclude the terminating Party or the other Party from pursuing any other legal, equitable or administrative rights and remedies; provided, however, that such rights and remedies shall at all times be subject to limitations and indemnifications under Section 12.

                  (c) Upon termination of this Agreement or portion of the Route under Section 17.1 or Section 17.2, the right to use the FiveCom Fibers or the terminated portion thereof, as the case may be, shall revert to NEES Com, at no additional cost to NEES Com, in accordance with Section 11.7.


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          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.


18.      CONDEMNATION.

         18.1 Condemnation of FiveCom Fibers. In the event any portion of the FiveCom Fibers, or the rights-of-way in or upon which they shall have been installed, become the subject of a condemnation proceeding by any governmental agency or other party cloaked with the power of eminent domain for public purpose or use, and such action precludes the continued use of the FiveCom Fibers by FiveCom, as contemplated by this Agreement, then and in such event, it is agreed that NEES Com shall use best commercial efforts to [**]. To the extent allowed by law and subject to the restrictions, terms and conditions in the Utility Agreement, FiveCom shall be [**].

         18.2 Condemnation of Other Portions of the FiveCom Network. In the event any portion of the FiveCom Network other than the FiveCom Fibers, or the rights-of-way in or upon which the FiveCom Network shall have been installed, become the subject of a condemnation proceeding by any governmental agency or other party cloaked with the power of eminent domain for public purpose or use, then and in such event, it is agreed that FiveCom shall use best commercial efforts to obtain an alternative route over which the FiveCom Network may be relocated, at no cost to NEES Com to ensure that FiveCom can maintain its then existing customers and level of gross revenues. To the extent that FiveCom Fibers can still be used to serve FiveCom's customers, FiveCom shall continue to lease the FiveCom Fibers and shall continue to be obligated under terms of this Agreement, including without limitation its obligations to pay the lease payments provided for under Section 8; provided, however, that if, after the first year in the Term of this Agreement, FiveCom's gross revenues derived from the FiveCom Network in a [**] and subject to sharing under Section 8.2 decrease as a result of the condemnation, by [**] below the level of gross revenues in the [**], NEES Com shall have the option to provide FiveCom notice that FiveCom will have [**] to secure alternate capacity or facilities to restore its gross revenues or the Agreement will be terminated.


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          Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.


         18.3 Notice; No Sale. Upon its receipt of a formal notice of condemnation or taking, the condemnee Party shall notify the other Party immediately of any condemnation proceeding. The condemnee Party shall also notify the other Party of any similar threatened condemnation proceeding and agrees not to sell any property associated with or affecting the FiveCom Fibers or FiveCom Network to such acquiring agency, authority or other party in lieu of condemnation without prior written notice to the other Party.

19.      RELATED AGREEMENTS.

         19.1 BecoCom/FiveCom Agreement. Simultaneously with the execution of this Agreement, FiveCom is entering into a similar agreement with BecoCom (the "BecoCom/FiveCom Agreement") pursuant to which FiveCom is leasing fiber optic facilities from the NEES Com-BecoCom Demarcation Point to various points in Boston, Massachusetts. The Parties hereby agree that FiveCom's obligations under this Agreement are not conditioned upon the execution of, compliance with, or continued enforceability of the BecoCom/FiveCom Agreement; provided, however, that the Parties agree to make appropriate changes to the revenue sharing in
Section 8.2 of this Agreement in the event that the BecoCom/FiveCom Agreement is not executed, is terminated, or ceases to be enforceable.

         19.2 Initial Unavailability. If BecoCom shall fail to complete the installation of fiber optic cable (either on a timely basis or at all) as required by the BecoCom/FiveCom Agreement, FiveCom's obligation to make payments under Section 8 of this Agreement shall nevertheless commence on the Completion Date; provided, however, that if the Completion Date has occurred and the fiber optic cable under the BecoCom/FiveCom Agreement remains uncompleted for a period of [**] after the Completion Date hereunder, NEES Com shall have the option to provide FiveCom notice that FiveCom will have [**] to secure alternate capacity or facilities [**] or the Agreement will be terminated.

         19.3 Subsequent Unavailability. If following the Completion Date any portion of the FiveCom Network other than the FiveCom Fibers shall become unavailable to FiveCom, FiveCom shall continue to be obligated under this Agreement. In particular, to the extent that FiveCom Fibers can still be used to serve FiveCom's customers, FiveCom shall continue to lease the FiveCom Fibers and to be obligated to pay the lease payment provided under Section 8; provided, however, that if, after the first year in the


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        Securities and Exchange Commission. Asterisks denote omissions.


Term of this Agreement, [**] derived from the FiveCom Network in a [**] other portion of the FiveCom Network by [**] in the prior [**], NEES Com shall have the option to provide FiveCom notice that it will have [**] to secure alternate capacity or facilities [**] or the Agreement will be terminated.

20.      PROPRIETARY INFORMATION.

         20.1 Obligation to Maintain as Confidential. Each Party acknowledges that in the course of the performance of this Agreement it may have access to information that the other Party considers proprietary ("Proprietary Information"). Propriety Information shall be marked as proprietary with an appropriate legend, marking, stamp or other obvious written identification prior to disclosure. All Proprietary Information in tangible form of expression which has been delivered (or thereafter created by copy or reproduction pursuant to this Agreement) shall be and remain the property of the person which is disclosing such Proprietary Information (the "Disclosing Party").

         (a) This Agreement shall be treated as Proprietary Information by the Parties,

         (b) Each Party will provide the other Party advance notice of any compelled disclosure of this Agreement including, but not limited to, disclosure to the Securities and Exchange Commission.

         20.2     Obligations Concerning Proprietary Information.

         (a) General Restrictions. Upon receiving Proprietary Information, the Party receiving the Proprietary Information ("Receiving Party") shall keep in strict confidence and not disclose to any person (with the exception of employees, officers, directors, agents or representatives, and Affiliates of the Receiving Party, to the extent each such person or entity has a need to know in connection herewith) any of the Disclosing Party's Proprietary Information except as otherwise provided by the terms and conditions of this Agreement. The Receiving Party shall not use such Proprietary Information except for the purposes identified herein without the prior written approval of the Disclosing Party. The Receiving Party shall be solely liable for any breach of this Section 20.2 to the extent caused by its or its Affiliates' employees, officers, directors, agents or representatives.


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         (b)      Additional Marking Requirements. In the event either Party discloses its Proprietary Information to the other Party unmarked or in oral or visual form, the Disclosing Party shall notify the Receiving Party in writing that such Information is deemed proprietary within 48 hours of its disclosure. Such Proprietary Information shall be treated in the manner set forth above from the date such written notice is received.

         (c) Exceptions. The Receiving Party shall not be precluded from, nor liable for, disclosure or use of any Proprietary Information if:

                           (i) the Proprietary Information is in or enters the public domain, other than by a breach of this Agreement;

                           (ii) the Proprietary Information is known to the Receiving Party at the time of first receipt, or thereafter becomes known to the Receiving Party prior to or subsequent to such disclosure without similar restrictions from a source other than the Disclosing Party, as evidenced by written records;

                           (iii) the Proprietary Information is developed by the Receiving Party independently of any disclosure under this Agreement as evidenced by written records;

                           (iv) the Proprietary Information is disclosed more than 5 years after the date of first receipt of the disclosed Proprietary Information; or 5 years after the Term whichever occurs later;

                           (v) disclosure of the Proprietary Information is compelled by a government authority, including, but not limited to any court or regulatory body, provided that the Receiving Party has used its best efforts to resist disclosure of, redact, or otherwise protect the confidentiality of the economic terms of this Agreement, including without limitation
                                    Section 8.

                           (vi) the Disclosing Party consents to the disclosure or use of the Proprietary Information; or


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        Securities and Exchange Commission. Asterisks denote omissions.


                           (vii) the Receiving Party has a reasonable belief that disclosure of the Proprietary Information is necessary for public safety reasons and has attempted to provide as much advance notice of the disclosure as is practicable.

                           (viii) disclosure entails only recordation of this Agreement by FiveCom with appropriate registries of deeds or other public records; provided that NEES Com has received 30 days prior notice of such recordation and that FiveCom records only a notice of lease in the form provided in Exhibit 20.2 or other similar short-form record to which NEES Com has agreed prior to such recordation.

         (d) Disclosures. The disclosure of Proprietary Information hereunder shall not be construed as granting any right of ownership in said Proprietary Information.

21.      DEFAULT.

         21.1 By FiveCom. A breach by FiveCom of any of its representations, covenants or obligations under this Agreement which is not cured as provided herein shall constitute a "Default" by FiveCom. FiveCom shall not be in Default under this Agreement, or in breach of any provision hereof unless and until NEES Com shall have given FiveCom written notice of such breach and FiveCom shall have failed to cure the same within [**] after receipt of such notice; provided, however, that the foregoing notice and cure requirement shall not apply to FiveCom's obligation to make payments in a timely manner as provided under Sections 8.2(e) and 8.4 hereof or where Section 17.1 provides for an alternate notice and cure requirement. Where any such breach, other than a breach of Sections 8.2(e) and 8.4, cannot reasonably be cured within such [**] period, if FiveCom shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such breach shall be extended for such period of time as may be necessary to complete such curing. Upon the failure by FiveCom to timely cure any such breach after notice thereof from NEES Com, NEES Com shall have the right, in its sole discretion, to take such action, consistent with Section 17.1, as it may determine, to be necessary to cure the breach or to terminate this Agreement upon written notice to FiveCom.


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        Securities and Exchange Commission. Asterisks denote omissions.


         21.2 By NEES Com. A breach by NEES Com of any of its representations, covenants or obligations under this Agreement which is not cured as provided herein shall constitute a "Default" by NEES Com. NEES Com shall not be in default under this Agreement or in breach of any provision hereof unless and until FiveCom shall have given NEES Com's written notice of such breach and NEES Com shall have failed to cure the same within [**] after receipt of such notice; provided, however, that the foregoing notice and cure requirement shall not apply where Section 17.1 provides for an alternate notice and cure requirement. Where any such breach cannot reasonably be cured within such [**] period, if NEES Com shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such breach shall be extended for such period of time as may be necessary to complete such curing. Upon the failure by NEES Com to timely cure any such breach after notice thereof from FiveCom, FiveCom shall have the right, in its sole discretion, to take such action, consistent with Section 17.1, as it may determine to be necessary to cure the breach or to terminate this Agreement upon written notice to NEES Com; provided that the foregoing right to self-help shall not be construed to allow FiveCom or its agents or contractors physical access to the Cable, Cable Accessories, or Structures.

22.      NOTICES.

         22.1 Addresses. Unless otherwise provided herein, all notices and communications concerning this Agreement shall be in writing and addressed as follows:

                  If to NEES Com:

                           NEES Communications, Inc.
                           25 Research Drive
                           Westborough, MA 01582
                           Attention:  Anthony C. Pini
                           Facsimile Number:  (508) 389-3001



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                  If to FiveCom:

                           FiveCom, Inc.
                           391 Totten Pond Road, Suite 401
                           Waltham, MA  02154-2014
                           Attention:  Michael A. Musen
                           Facsimile Number:  (781) 890-8404

                  with a copy to:

                           Alexander A. Bernhard, Esq.
                           Hale and Dorr LLP
                           60 State Street
                           Boston, MA 02109
                           Facsimile Number: (617) 367-5071

or at such other address as may be designated in writing to the other Party.

         22.2 Means. Unless otherwise provided in this Agreement, notices shall be sent by certified U.S. Mail, return receipt requested, or by commercial overnight delivery service, or by facsimile (with hard copy to follow), and shall be deemed delivered: if sent by U.S. Mail, five days after deposit; if sent by facsimile, upon verification of receipt; or, if sent by commercial overnight delivery service, one business day after deposit.

         22.3 Informal Communications. Additional addresses for informal communications are set forth in Exhibit 22.3.

23.      DISPUTE RESOLUTION.

         23.1 In the event of any dispute between the Parties hereto as to a matter referred to herein or as to the interpretation of any part of this Agreement, including but not limited to this Section 23 or as to the determination of any rights or obligations or entitlements arising from or related to this Agreement or as to the calculation of any amounts payable under this Agreement, the Parties shall refer the matter to their respective chief executive officers for resolution.

         23.2 Should the chief executive officers of the respective Parties fail to resolve the dispute within 30 days from such referral, the Parties agree that such dispute will not be referred to any court but will be referred to binding arbitration, and the provisions of this Section 23 shall apply.

         23.3 The arbitration shall be governed by the AAA Commercial Arbitration Rules (the "Rules") as modified by this Section 16 and by the United States Arbitration Act, 9 U.S.C. ss.ss. 1 et seq. (The "Arbitration Act"). Any conflict between the Rules and the Arbitration Act shall be decided in favor of the Rules. The Party wishing to submit such matter to arbitration shall give written notice (the "Arbitration Notice") to the other Party (the "Respondent") of its intention to arbitrate. The place of the arbitration shall be


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Boston, Massachusetts. The arbitration shall be conducted, and the final resolution of the dispute (the "Award") shall be rendered by a panel to be selected by mutual agreement of the Parties ("Arbitration Panel"), which shall consist of one arbitrator or, if the dispute involves damages in excess of $50,000, three arbitrators. If the Parties cannot agree to a mutually acceptable Arbitration Panel within seven days of Respondent's receipt of the Arbitration Notice, the Arbitration Panel shall be selected in accordance with rule 13 of the Rules.

         23.4 The Arbitration Notice shall be served on BecoCom. If either Party reasonably requests or if BecoCom so chooses, BecoCom shall participate in any arbitration proceedings brought hereunder. NEES Com hereby agrees to submit to any arbitration arising under the BecoCom/FiveCom Agreement upon reasonable request of either FiveCom or BecoCom.

         23.5 Prior to the first day of the hearing, each Party shall be entitled to reasonable document discovery and three depositions of the other Party's witnesses or employees; provided that the Parties will may conduct additional discovery upon a finding by the Arbitration Panel that there is good cause for such additional discovery.

         23.6 All hearings shall be held within 120 days following the appointment of the Arbitrator, or within an earlier time frame mutually agreed to by the Parties. At a time designated by the Arbitration Panel, each Party shall simultaneously submit to the Arbitration Panel and exchange with each other its proposed Award, and in rendering the final Award, the Arbitration Panel shall be limited to choosing the Award proposed by either of the Parties without modification; provided that any final Award shall provide an equitable allocation of the fees and expenses of the arbitration, including without limitation the arbitration expenses of each Party and of BecoCom; provided further that the Arbitrator shall not have any authority to make any Award that provides for punitive, any indirect, special, punitive, or consequential damages, or any lost business damages in the nature of lost revenues or profits. The Arbitration Panel shall issue the final Award no later than 15 days from the completion of the hearings. The Award shall be final and binding. Judgment on any Award may be entered in any court having jurisdiction thereof.

         23.7 Either Party may seek preliminary injunctive relief from a court of competent jurisdiction, which relief, if granted, shall remain effective pending resolution of the arbitration, and each Party consents and submits to the non-exclusive jurisdiction of and venue in the federal courts located in Boston, Massachusetts (or, in case such a federal court does not have jurisdiction, the state courts located in Boston, Massachusetts). Each Party consents to service of the notice of arbitration, and any other paper in the arbitration, by registered mail or personal delivery at its address specified in
Section 22 hereof. Nothing in this Section 23.7 shall limit the jurisdiction of other courts for purposes of enforcement of a final arbitration Award.


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        Securities and Exchange Commission. Asterisks denote omissions.


         23.8 The fact that any Party has invoked the provisions of this Section 23 shall be considered to be Proprietary Information under Section 20.1 of this Agreement and shall not relieve either Party of any obligations it may otherwise have to continue performance in accordance with the provisions of this Agreement.

         23.9 This Agreement to arbitrate a dispute in accordance with this
Section 23 and any Award made hereunder shall be binding upon the successors and assigns and any trustee or receiver of each of the Parties hereto.

24.      LIENS.

         24.1 Future Liens. In addition to their obligations under Section 15, the Parties hereby agree that if the Cable, Cable Accessories, Structures, or FiveCom Fibers are or become subject to any mechanics', artisan's or materialmen's lien, or other encumbrance chargeable to or through a Party, that Party shall promptly cause such lien or encumbrance to be discharged and released of record (by payment, posting of bond, court deposit or other means) without cost to the other Party and shall indemnify that other Party against all costs and expenses (including reasonable attorney's fees) incurred in discharging and releasing such lien or encumbrance; provided, however, that if any such lien or encumbrance is not so discharged and released within 30 days after written notice to the Party responsible for the lien, then the other Party may pay for or secure the release or discharge thereof at the expense of Party responsible for the lien.

         24.2 Existing Liens. To the extent that [**], NEES Com shall use best commercial efforts to [**].

25. INSURANCE. Prior to execution of this contract, each Party, at its own expense, shall provide and maintain in force during the term of this Agreement insurance in forms acceptable to the other Party, with the following minimum levels of coverage:

                  Commercial general
                  liability and automobile
                  liability                     [**] per person per occurrence

                  Damage to Property
                  of Third Parties              [**] per occurrence


                  Umbrella/Excess Coverage      [**]

                  Employer's liability:         [**] per occurrence;

                  Workers compensation: statutory limits, in accordance with the laws of the states wherein operations
                                        under this Agreement will take place.

Each Party shall be solely responsible for procuring, and paying for, its respective insurance coverage. Any such policy(ies) shall be procured from an insurance company with a "Best" rating of A or better, and qualified to do business in the relevant jurisdiction. Certificates evidencing such policy(ies) shall be delivered by the Party obtaining the insurance to the other Party within 30 days of the date of this Agreement. Not less than 30 days prior to the expiration date of such policies, certificates evidencing the renewal thereof shall be delivered by the Party obtaining the insurance to the other Party. Such policies shall further provide that not less than 30 days' written notice shall be given by the Party obtaining the insurance to the other Party before such policy(ies) may be canceled, materially changed or undergo a reduction in Insurance limits provided thereby. The Party obtaining the insurance shall designate the other Party as an additional insured. The coverage required herein shall not be deemed to limit either Party's liability under this Agreement. Upon timely notice to the Party obtaining the insurance, the other Party may request reasonable increases in the amount of insurance coverage which will be obtained within 30 days, at the cost of the requesting Party.

26.      ASSIGNMENT.

         26.1 No Assignment. Neither Party shall assign, transfer, delegate, sublease, or in any other manner dispose of, any of its rights, privileges or obligations under this Agreement without the non-assigning Party's prior written consent, which shall not be unreasonably withheld. Any attempt to make any such assignment, transfer or disposition without such prior written consent of the non-assigning Party shall be null and void. Notwithstanding the foregoing, FiveCom may sublease or otherwise transfer its rights under this Agreement without NEES Com's consent if, notwithstanding its best commercial efforts, FiveCom has been unable to construct and install the non-optronic portion of the FiveCom Portion as required by Section 4.5 and to the extent necessary to effectuate its business of providing telecommunications facilities to its customers, and either Party may assign this Agreement without consent either (i) to an Affiliate or (ii) in connection with a transaction pursuant to which the Party sells all or substantially all of its business, assets or equity interests.

         26.2 Right to Pledge Agreement and Transfer Property. Either Party shall be free to mortgage, pledge, or otherwise assign its interests under this Agreement to any Non-Party in connection with any borrowing or other financing activity of that Party provided that such assignment shall not limit or otherwise affect that Party's obligations under this Agreement. Any transfer of property of either Party included in or subject to this Agreement may be made by that Party provided the person acquiring such property takes it subject to this Agreement. Nothing in this Section 26 shall limit or apply to NEP's right to lease or sublease the NEP Fibers to Non-Parties.

         26.3 Agreement Binding; Assignees. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns where permitted by this Agreement. In the event of a permitted assignment of this Agreement, both Parties shall remain bound by their respective obligations under this Agreement, unless an express release is given by the non-assigning Party.

27.      MISCELLANEOUS.

         27.1 Headings. The headings of the Sections in this Agreement are for convenience and shall not be construed as amplifying or limiting any of the terms, provisions or conditions of this Agreement.

         27.2 No Third Party Beneficiaries. This Agreement has been made and is made solely for the benefits of the Parties, and their respective successors and permitted assigns. Nothing in this Agreement is intended to confer any rights/remedies under or by reason of this Agreement on any Third Party. For purposes of this Agreement, a "Non-Party" shall be any party, person or entity that is not a signatory to this Agreement, and a "Third Party" shall mean any Non-Party that is also not an Affiliate of a signatory nor a successor or permitted assignee of the signatories hereto.

         27.3 Amendments; Waivers. This Agreement may be amended only by a written instrument executed by the Party against whom enforcement of the modification is sought. No failure to exercise and no delay in exercising, on the part of either Party of any right, power or privilege under this Agreement shall operate as a waiver of that right, power or privilege, except as expressly provided in such waiver.

         27.4 Entire Agreement. This Agreement, and the Exhibits attached to it constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede any and all prior negotiations, understandings and agreements with respect to this Agreement, oral or written.

         27.5 No Joint Venture. In all matters pertaining to this Agreement, the relationship of NEES Com and FiveCom shall be that of lessor and lessee, and neither NEES Com nor FiveCom shall make any representations or warranties that their relationship is other than that of lessor and lessee. This Agreement is not intended to create nor shall it be construed to create any partnership, joint venture, employment or agency relationship between FiveCom and NEES Com, and no Party shall be liable for the payment or performance of any debts, obligations, or liabilities of the other Party, unless expressly assumed in writing herein or otherwise. Each Party retains full control over the employment, direction, compensation and discharge of its employees, and will be solely responsible for all compensation of such employees, including social security, withholding and worker's compensation responsibilities.

         27.6 Governing Law. This Agreement shall be interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to its principles of conflicts of laws.

         27.7 Survival. Notwithstanding the termination of this Agreement, (i) Sections 12.1 and 20 shall continue to apply; (ii) payments with respect to the Term of the Agreement shall be made even though the due date for payment shall be subsequent to the termination of the Agreement; and (iii) subject to the applicable statutes of limitation, indemnification rights and claims arising under the Agreement prior to termination shall survive such termination.

         27.8 Publicity. Neither Party shall make any public announcement using the other Party's name or mentioning this Agreement without the written consent of the other Party. For purposes of this Section 27.8, filings required by government agencies shall not be considered to be public announcements.


                       [signatures on the following page]

Attest:                                   FiveCom, Inc.

By:                                       By:  /s/Victor Colontonio
   -------------------------------             ---------------------------------

Title:                                    Title:      President
      ----------------------------
(Corporate Seal)

Attest:                                   NEES Communications Inc.

By:                                       By:  /s/Anthony C. Pini
   -------------------------------             ---------------------------------

Title:                                    Title:      President
      ----------------------------
(Corporate Seal)

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                    Exhibit 2



                                [GRAPHIC OMITTED]

                                      Route





                                      [**]

                                   Exhibit 4.1

                      PRELIMINARY ROUTE/ENGINEERING DIAGRAM


Preliminary Fiber Route Information Required from NEES Com to be attached prior to execution of Agreement:

1.       Route Plan or Proposed Route.

2.       Fiber Type.

Where applicable, sites to be provided with fiber optic entrance facilities identified with:

         Site Name/Identifier

         Address:
            Street and street number
            City
            State
            Zip

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                     Exhibit 4.2

                           Leased Fiber Specifications

1.0      Fiber Requirements:
         -------------------

1.1.     Single Mode Fiber (Depressed Cladding, Unshifted Fiber)

                  [**]

1.2.     TrueWave(R) Fiber (NonZero-Dispersion Fiber)

                  [**]

2.0      Connector Assemblies

                  [**]

3.0      Splice Specification

                  [**]

         Test data including OTDR hard copies and electronic data must be submitted to Network Implementation Management before acceptance. Data should be sent to:

                                    FiveCom Network Implementation Management
                                    391 Totten Pond Road, Suite 401
                                    Waltham, MA, 02154

         FiveCom, at its discretion, may choose to witness any / all testing associated with acceptance of fibers.

4.0      Cable Installation Requirements

         Cable must be constructed in accordance with manufacturer installation instructions and applicable safety codes, as required by law. Where required, cable sheath must transition from an outside plant to inside plant material, or be protected in a fire rated conduit or innerduct.

         Where applicable, all exposed innerduct which encloses FiveCom fibers shall be labeled with FiveCom-provided identification labels at intervals of distance not to exceed [**].

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                                                  Exhibit 4.3(a)

                            FiveCom Connection Points
                        (exclusive of Demarcation Points)


BecoCom Route

    [**]

NEES Com Route
In the vicinity of [**] (future route) or other connections to be made at that location. The connection point should be made so that it is accessible from a public way.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                                                     Exhibit 5.3

                              Acceptance Test Plan

NEES Com shall conduct on the NEES Com Portion the following tests as part of its acceptance test plan:





                                      [**]

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                     Exhibit 6.1

                              NEES Com Deliverables

NEES Com will provide the following items to FiveCom in the time frames indicated:



1. As-built drawings prepared in hardcopy or electronic format with five(5) printed copies showing [**].

         1.1 Final route maps drawn to scale with miles and linear feet between each site location.

         1.2      Transmission Line T-sheets or mile sheets.

         1.3      Where applicable, Conduit Locations and Manhole Identifiers.

         1.4      Splice locations including structure identification.

         1.5      Where applicable, building entry detail.

2. Names of all manufacturers whose optical fiber cable, associated splices and other equipment are used in installing and providing the FiveCom Fibers. [**].

3. Technical specifications of the optical fiber cable, associated splices and other equipment used in installing and providing the FiveCom Fibers. [**].

4. A single point of contact capable of mobilizing NEES Com personnel responsible for 7-day, 24-hour maintenance and repair of the FiveCom Fibers.
         [**].

5.       OTDR traces, end-to-end loss measurements at 1310 and 1550 nm.[**].

6. Fiber assignments within cable(s) [**].

7. A chart prepared providing optical distances between each splice point and fiber termination.[**].

                                                                     Exhibit 8.2



           Annual Report of Telecommunications Contracts and Revenues

         Pursuant to Section 8.2(f) of the Fiber Optic Lease Agreement between FiveCom, Inc. ("FiveCom") and NEES Communications, Inc. ("NEES Com") dated July 2, 1998 ("Fiber Lease"), FiveCom hereby certifies to NEES Com that for the calendar year ending December 31, ______, that the following constitutes an accurate summary of its gross revenues and contracts for service routed over the FiveCom Network, as that term is defined in the Fiber Lease:

A.       Annual Gross Revenues By Contract

-------------------------------------------------------------------------------------------------------------------------
Contract             Total Annual           Annual Revenues            Total Length of                 Length of
Number            Revenues Received     Allocated under Section      Telecommunications            Telecommunications
                 under this Contract      8.2(a) of the Fiber    Service (in Miles) Provided   Service Provided over the
                                                Lease.               under this Contract          FiveCom Network (in
                                                                                                         Miles)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------




B.       Deductions from Gross Revenues

         i.       Penalties:

-------------------------------------------------------------------------------------------------------------------------
Contract Number                  Penalty Amount           Period of Time Penalty Was           Reason for Penalty
                                                                   Incurred
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

         ii.      Location Fees


------------------------------------------------------------------------------------------------------------------------
                  Party Charging Location Fees                                                      Amount
------------------------------------------------------------------------------------------------------------------------
                           NEES Com
------------------------------------------------------------------------------------------------------------------------
                            BecoCom
------------------------------------------------------------------------------------------------------------------------


         iii.     Sales Taxes

------------------------------------------------------------------------------------------------------------------------
                  Party Charging Sales Taxes                                                        Amount
------------------------------------------------------------------------------------------------------------------------
                           NEES Com
------------------------------------------------------------------------------------------------------------------------
                            BecoCom
------------------------------------------------------------------------------------------------------------------------


         ii.      Franchise, Property and Other Taxes


------------------------------------------------------------------------------------------------------------------------
        Party Charging Franchise, Property and Other Taxes or                                       Amount
                             Fees
------------------------------------------------------------------------------------------------------------------------
                           NEES Com
------------------------------------------------------------------------------------------------------------------------
                            BecoCom
------------------------------------------------------------------------------------------------------------------------



C.       Net Amounts

------------------------------------------------------------------------------------------------------------------------
Quarter                           Q1                      Q2                     Q3                      Q4
------------------------------------------------------------------------------------------------------------------------

Gross Revenues
------------------------------------------------------------------------------------------------------------------------
Deductions from
Gross Revenues
------------------------------------------------------------------------------------------------------------------------
Amount Shared with
NEES Com
------------------------------------------------------------------------------------------------------------------------
Amount Shared with
BecoCom
------------------------------------------------------------------------------------------------------------------------


                                  FiveCom, Inc.

                                       By: _____________________________________

                                       Title: __________________________________

                                       Date: ___________________________________

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                                                  Exhibit 9.2(a)

                         Emergency Maintenance Standards

     Response Time

         Emergency response shall be available [**]. NEES Com will respond immediately to reported or detected service-affecting network troubles. Emergency Maintenance personnel, tools and materials will be dispatched to the trouble site as soon as possible, with best commercial efforts used to have appropriate personnel on-site to assess the trouble and report a response plan to the FiveCom contact within a time interval not to exceed [**] following the initial report.

     Service Restoration Objective

         The FiveCom Service Restoration Objective: Customer services restored as soon as possible upon securing safe restoration condition.

     Emergency Communications and Incident Reporting

         In the event of an Emergency Maintenance situation, NEES Com will use best commercial efforts to perform an initial damage / trouble assessment and report the findings to FiveCom within [**] of the arrival of NEES Com personnel at the trouble location. The initial assessment shall minimally include:

                      Nature and cause of the service-affecting trouble

                      Estimated time to achieve restoration of customer service

                      Requirements for additional / special tools, materials or personnel to achieve restoration of customer service

                      Subsequent to the restoration of service, but not later than [**] following the event, NEES Com shall provide FiveCom with documentation of the incident, detailing, at minimum, the following:

                           Cause(s) of the service outage
                           Resolution of the trouble event
                           Subsequent, or follow-up repair requirements and schedule of activities
                           Records updates, as appropriate

         Emergency Restoration Parts and Equipment

                  NEES Com will maintain a local inventory of fiber cable, materials and tools sufficient to support cable restoration activities in accordance with Exhibit 9.2(b). This inventory shall include, but is not limited to:

                  OTDR test equipment for cable fault identification and isolation

                  Emergency restoration cable

                  Splicing equipment and equipment necessary to provide
                      communications from the damage location, for coordination of restoration activities.

         Preparedness

                  NEES Com will maintain a level of preparedness to ensure an effective and efficient response to meet Emergency Maintenance situations affecting the FiveCom fiber facilities. Preparedness shall include, but is not limited to:

                  Communications plan, advising appropriate NEES Com personnel regarding fiber restoration requirements and procedures.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                                                  Exhibit 9.2(b)

                          Routine Maintenance Standards

         1.       Cable Plant Identification

                  NEES Com will place Industry Standards High Visibility Signs within [**].

                  NEES Com will provide adequate surveillance, consistent with industry standards, along the right of way to prevent cable damage due to erosion or man made activities.

                  Dig Safe - NEES Com will maintain membership and take appropriate/prudent measures to ensure digging activity does not jeopardize the cable

         2.       Plant Inspections

                  2.1      NEES Com will provide a visual inspection [**]:

                           (a)      aerial cable

                           (b)      utility poles

                           (c)      transmission towers

                  2.2 Routes will have routine maintenance to clear trees and brush from right-of-way.

                  2.3 Preventative Maintenance Program to include [**] including, but not limited to, [**]. This would also include [**].

         3.       NEES Com Maintenance Plan will include at a minimum

                  3.1.     [**]

                  3.2.     [**]

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                  3.2      Any equipment [**].

                  3.3      Test equipment [**].

                  3.4      Sufficient quantities of [**].

                  3.5      [**] necessary to provide [**].

   4. Materials Available at a Central Location. The list below only serves as a reference and is not all inclusive:

                  4.1      [**].

                  4.2      [**].

                  4.3      [**]. (If applicable)

                  4.4      [**]. (If applicable)

   5. Training. The training listed below only serves as a reference and is not all inclusive:

                  5.1 [**] as required, for the particular type of cable installation.

                  5.2 [**] at the discretion of NEES Com, as necessary, [**]. FiveCom will be kept apprised of the current scheduling in advance and may [**].

                  5.3      [**].

                  5.4 [**]. Contract employees would be required to meet the above standards as well, if they are expected to perform the job function.

                                                                    Exhibit 16.2



                             Request for Relocation



Request No._______________

Date:_____________________



To:      NEES Communications, Inc.

In accordance with the terms of the Agreement between NEES Communications, Inc. ("NEES Com") and FiveCom, Inc. ("FiveCom") dated July 2, 1998, a request is hereby made for Cable relocation on Structures as indicated on the attachment hereto.

                                  FiveCom, Inc.



                                  By: __________________________________________



                                  Title: _______________________________________



Such of the Structures indicated on the attached hereto can be made available for Cable attachment thereto subject to FiveCom's acceptance of necessary changes and rearrangement at an estimated cost to FiveCom of $_______, which, unless otherwise provided for in the attached, FiveCom agrees to pay to NEES Com half of such costs upon acceptance of this Request for Relocation, and the remaining half upon completion of the relocation by NEES Com.



NEES Communications, Inc.

By: ______________________________________

Title: ___________________________________



The above changes and rearrangements are accepted.

FiveCom, Inc.

By: ______________________________________

Title: ___________________________________

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                                                    Exhibit 20.2


                             Form of Notice of Lease

         In accordance with the provisions of Massachusetts General Laws (Ter. Ed.) Chapter 183, Section 4, as amended, notice is hereby given of the following described lease:

Parties to Lease:

         Lessor: NEES Communications, Inc. ("NEES Com"), a Massachusetts corporation, having a place of business in Westboro, Massachusetts
         Lessee: FiveCom, Inc. ("FiveCom"), a Massachusetts corporation, having a place of business in Waltham, Massachusetts

Date of Execution:

         July 2, 1998

Description of Leased Premises:

         [**] fiber optic strands in a [**], consisting of [**] and [**], which will be installed from the splice box to be located on the [**] to a mid-span point located above the town line between [**]. (This mid-span point occurs between [**].)
Terms of Lease:

         Twenty (20) years commencing on July 2, 1998

Rights of Extension:

         Two (2) options to extend for consecutive periods of five(5) years each.

WITNESS the execution hereof under seal by said parties to said lease.

                                 Acknowledgement

                                                                    Exhibit 22.3

                                  Contact List


1. Each Party agrees to provide a current contact list to the other, upon request.

         NEES Com:
                  508-389-2179



         FIVECOM:
                  800-891-5080

2.       FiveCom Contact for Emergency Repairs

         For demand/emergency activity, contact FiveCom's "Transmission Control Center" at 1-800-891-5080 . Address is:
         FiveCom, Inc.
         391 Totten Pond Road
         Suite 401
         Waltham, MA, 02154


3.       FiveCom Contact for Scheduled Maintenance

         Service affecting work should be scheduled through FiveCom's "Scheduled Event Management Center" at 1-800-891-5080. The fax number is 1-781-890- 8404.